UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2026
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street,	Suite 410,	Framingham,	MA	01701
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001 per share	AMRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1033 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2026, the Board of Directors of Ameresco, Inc. (the “Company”) designated Ms. Julie Bradshaw, the Company’s Vice President, Finance, to serve as the Company’s interim principal financial officer and Ms. Debbie Angelico, the Company’s Vice President, Finance, to serve as the Company’s interim principal accounting officer.
As previously disclosed in the Form 8-K filed by the Company on August 19, 2026, Mark Chiplock resigned from his roles as Chief Financial Officer and principal financial and accounting officer, effective September 25, 2026. The Company has commenced a search for a new Chief Financial Officer. Following Mr. Chiplock's departure and during this search process, Ms. Bradshaw will serve as principal financial officer and Ms. Angelico will serve as principal accounting officer.

Ms. Bradshaw, 40, joined the Company in April 2014 and has served as the Company’s Vice President, Finance since January 2026. Prior to that role, she held various positions within the Company’s finance department. Before joining the Company, Ms. Bradshaw served as Accounting Supervisor at Enterprise Holdings.

Ms. Angelico, 62, joined the Company in August 2020 and has served as the Company’s Vice President, Finance since January 2026. Prior to that role, she held various positions within the Company’s finance department. Before joining the Company, Ms. Angelico served as Senior Manager of SEC Reporting at Covertus for one year and as Chief Financial Officer of Next Level Now, Inc. for five years.

There are no arrangements or understandings between either Ms. Bradshaw or Ms. Angelico and any other person pursuant to which they were designated as the Company’s interim principal financial officer or interim principal accounting officer, respectively. Neither Ms. Bradshaw nor Ms. Angelico has any family relationship with any of the Company’s directors or executive officers, and neither has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
September 10, 2026	By:	/s/ George P. Sakellaris
George P. Sakellaris
Chief Executive Officer